UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 9, 2011
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 9, 2011, Fuel Tech, Inc. (“Fuel Tech” or the “Registrant”) issued a press release which contained, among other things, an announcement of Fuel Tech’s financial results for the fiscal quarter ended March 31, 2011. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1    Fuel Tech, Inc. Press Release dated May 9, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011	Fuel Tech, Inc. (Registrant)
	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel and Secretary